                                 Exhibit 10.30

                              AMENDMENT NO. 1 TO
                           MUZAK LIMITED PARTNERSHIP
                         SAVINGS AND RETIREMENT TRUST
           (As Amended and Restated Effective as of January 1, 1992)


          The Muzak Limited Partnership Savings and Retirement Trust (As Amended and Restated Effective as of January 1, 1992), (the "Trust"), is hereby amended, effective as of July 1, 1994, in the following respects:

          1.   By adding a new sentence at the end of the last paragraph of
Section 6.1 of the Trust as follows:

          "On and after July 1, 1994, however, transfers among the investment funds in respect of a participant's account may also be made at such time or times as permitted under the plan in accordance with directions received from the participant or, in the event of his death, his beneficiary through a telephone response system maintained by the trustee or its agent."

          2. By deleting the first sentence of Section 10.2 of the Trust and inserting in lieu thereof as follows:

          "Each amendment of the trust shall be made by delivery to the trustee of a written instrument setting forth such amendment duly adopted by the managing general partner of the Company or by the administrative general partner of the Company with written notice to the managing general partner of the Company (or by resolution of the board of directors of the Company, if applicable)."

          3. By deleting the first sentence of Section 10.3 of the Trust and inserting in lieu thereof the following:

          "Termination of the trust shall be effected by resolution of the board of directors of the Company or, if applicable, by resolution of its managing general partner or administrative general partner (with notice thereof to its managing general partner)."

     IN WITNESS WHEREOF, MLP Acquisition, L.P., as managing general partner of Muzak Limited Partnership, has caused this instrument to be executed as of the
  20  day of December  , 1994.
- -----        ----------

                              MUZAK LIMITED PARTNERSHIP

                              By:   MLP ACQUISITION, L.P.
                                     Managing General Partner

                              By:   MUSIC HOLDINGS CORP.
                                     General Partner

                              By: [SIGNATURE ILLEGIBLE]
                                 -----------------------------------
                                   Title:___________________________


                              TRUST COMPANY BANK,
                              Atlanta, Georgia


                              By: [SIGNATURE ILLEGIBLE]
                                 -----------------------------------
                                   Title: Group Life President
                                         ---------------------------

                           MUZAK LIMITED PARTNERSHIP

                          SAVINGS AND RETIREMENT TRUST


           (As Amended and Restated Effective as of January 1, 1992)

                           MUZAK LIMITED PARTNERSHIP
                         SAVINGS AND RETIREMENT TRUST

           (As Amended and Restated Effective as of January 1, 1992)

                               TABLE OF CONTENTS
                               -----------------


                                                                    Page
                                                                    ----
ARTICLE 1 - TRUST, TRUSTEE AND TRUST FUND.........................   2

    Section 1.1.  Trust...........................................   2

    Section 1.2.  Trustee.........................................   2

    Section 1.3.  Trust Fund......................................   2

ARTICLE 2 - PLAN..................................................   3

    Section 2.1.  Plan Definition.................................   3

    Section 2.2.  Delivery of Plan to Trustee.....................   3

    Section 2.3.  Participating Employers.........................   3

ARTICLE 3 - AUTHORIZED EMPLOYER REPRESENTATIVES...................   4

ARTICLE 4 - CONTRIBUTIONS.........................................   5

ARTICLE 5 - DISTRIBUTIONS FROM TRUST FUND.........................   5

    Section 5.1.  Committee to Direct Distributions...............   5

    Section 5.2.  Withholding of Taxes............................   7

    Section 5.3.  Interests Non-Assignable........................   7

ARTICLE 6 - INVESTMENT OF FUND....................................   8

    Section 6.1.  Investments Authorized..........................   8

    Section 6.2.  Limitations on Investment Authority of
         Trustee..................................................  11

                                                                   Page
                                                                   ----
Article 7 - Powers and Rights of Trustee........................    12

    Section 7.1.  Trustee's Powers..............................    12

    Section 7.2.  Advice of Counsel.............................    15

    Section 7.3.  Indemnification of Trustee....................    15

    Section 7.4.  Compensation and Expenses.....................    16

Article 8 - Accounts and Reports of the Trustee.................    16

    Section 8.1.  Records and Accounts of the Trustee...........    16

    Section 8.2.  Accrual Basis for Accounts....................    17

    Section 8.3.  Fiscal Year...................................    17

    Section 8.4.  Reports.......................................    17

    Section 8.5.  Approval of Reports...........................    17

Article 9 - Removal, Resignation and Succession of the
    Trustee.....................................................    18

    Section 9.1.  Removal.......................................    19

    Section 9.2.  Resignation...................................    19

    Section 9.3.  Appointment, Qualifications and Powers of
         Successor Trustee......................................    19

    Section 9.4.  Changes in Organization of Corporate
         Trustee................................................    20

Article 10 - Amendment or Termination...........................    20

    Section 10.1.  Authority to Amend or Terminate..............    20

    Section 10.2.  Method of Making Amendment...................    20

    Section 10.3.  Termination of Trust.........................    21

    Section 10.4.  Diversion of Fund Prohibited.................    21

Article 11 - Continuance by a Successor.........................    22

                                                                    Page
                                                                    ----
Article 12 - Participating Employers..............................   22

    Section 12.1.  Participating Employers Become Parties
         to Trust.................................................   22

    Section 12.2.  Company Appointed Agent by Participating
         Employers................................................   23

    Section 12.3.  Separation of Fund.............................   23

Article 13 - Controlling Law and Legal Actions....................   25

    Section 13.1.  Controlling Law................................   25

    Section 13.2.  Legal Actions..................................   25

Article 14 - Miscellaneous........................................   25

    Section 14.1.  Protection of Persons Dealing with
         Trustee..................................................   25

    Section 14.2.  Tax Exemption of Trust.........................   26

    Section 14.3.  No Interest in Participating Employer
         Given by Trust...........................................   26

    Section 14.4.  Gender and Plurals.............................   26

Article 15 - Execution............................................   27

                           MUZAK LIMITED PARTNERSHIP
                         SAVINGS AND RETIREMENT TRUST
           (As Amended and Restated Effective as of January 1, 1992)

          Muzak Limited Partnership, a Delaware limited partnership (the "Company"), hereby amends and restates the Muzak Limited Partnership Savings and Retirement Trust established to implement the provisions of the Muzak Limited Partnership Tempo Savings and Retirement Plan, as it may be amended from time to time (the "plan").

                             W I T N E S S E T H:

          WHEREAS, Trust Company Bank, Atlanta Georgia, has been appointed successor trustee under the Muzak Limited Partnership Savings and Retirement Trust effective as of January 1, 1992; and

          WHEREAS, the Company and Trust Company Bank desire to amend and restate the agreement under which such trust is established effective as of January 1, 1992.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Company and Trust Company Bank do hereby covenant and agrees as follows effective as of January 1, 1992:


                                   ARTICLE 1
                                   ---------

                         TRUST, TRUSTEE AND TRUST FUND
                         -----------------------------

          Section 1.1.  Trust.  This instrument and the trust evidenced hereby,
          -----------   -----
as amended from time to time, shall be known as the Muzak Limited Partnership Savings and Retirement Trust (the "trust").

          Section 1.2.  Trustee.  Trust Company Bank, Atlanta, Georgia, is
          -----------   -------
hereby designated as trustee, to receive, hold, invest, administer and distribute the fund in accordance with the provisions of the trust and for the exclusive purpose of providing benefits to participants in the plan and their beneficiaries and defraying reasonable expenses of administering such plan. Trust Company Bank in its capacity as trustee shall be referred to hereinafter as "the trustee".

          Section 1.3.  Trust Fund.  The assets held under the trust by the
          -----------   ----------
trustee are herein referred to as the "fund". Except as herein otherwise provided, title to assets of the fund shall at all times be vested in the trustee, subject to the right of the trustee to hold title in bearer form or in the name of a nominee or nominees, and the interest of others in the assets of the fund shall be only the right to have such assets received, held, invested, administered and distributed in accordance with the provisions of the trust.


                                   ARTICLE 2
                                   ---------
                                      PLAN
                                      ----

          Section 2.1.  Plan Definition.  The term "plan" wherever used herein
          -----------   ---------------
shall mean the Muzak Limited Partnership Tempo Savings and Retirement Plan, as amended from time to time.

          Section 2.2.  Delivery of Plan to Trustee.  The Company shall deliver
          -----------   ---------------------------
to the trustee a certified copy of the plan and of each amendment thereto, for convenience of reference, but the rights, powers, titles, duties and discretions of the trustee shall be governed solely by the trust without reference to the plan unless otherwise specifically provided herein.

          Section 2.3.  Participating Employers.  The term "participating
          -----------   -----------------------
employers" wherever used herein shall mean the Company, and any other corporation or other entity which has adopted the plan and has become a party to the trust pursuant to Section 12.1.

                                   ARTICLE 3
                                   ---------

                      AUTHORIZED EMPLOYER REPRESENTATIVES
                      -----------------------------------

          The Company on its own behalf and as agent for each participating employer shall furnish the trustee the name and specimen signature of (i) each person upon whose statement of the decision or direction of the Company or the participating employers the trustee is authorized to rely and (ii) the members of the committee established to administer the plan (the "committee"). Until notified of a change in the identity of such person or persons the trustee shall act upon the assumption that there has been no change.

          Any notice, direction, order, request, certification or instruction of the committee to the trustee shall be in writing signed by a member of the committee or shall be presented at a meeting with the trustee. Except as otherwise provided in this agreement, any action by the Company or participating employer pursuant to any of the provisions of the plan or of this agreement shall be authorized or evidenced by written instrument signed by its President or one of its Vice Presidents or by written instrument executed by any person authorized by any one of the above to take such action. The trustee shall be entitled to rely conclusively upon any and all such notices, directions, orders, requests, certifications and instructions received from the committee or from the Company or participating employer given in accordance with this agreement and reasonably believed to be properly executed, and shall act and be fully protected in acting in accordance therewith.

                                   ARTICLE 4
                                   ---------

                                 CONTRIBUTIONS
                                 -------------

          All contributions made under the plan shall be delivered to the trustee. The trustee shall be accountable for all contributions received but shall have no duty to require any contributions to be made to the trustee or to determine that the contributions received comply with the plan or with the resolutions of the board of directors of the participating employers providing therefor.

                                   ARTICLE 5
                                   ---------

                         DISTRIBUTIONS FROM TRUST FUND
                         -----------------------------

          Section 5.1.  Committee to Direct Distributions. Distributions in cash
          -----------   ---------------------------------
or in kind shall be made from the fund by the trustee to such persons or other entities, in such manner, at such times, in such amounts and for such purposes as the committee shall direct in writing. The trustee shall also discontinue distributions from the fund in accordance with the directions of the committee. The trustee shall have no responsibility as trustee to see to the application of distributions so made or to ascertain whether the directions of the committee comply with the plan.

          In the event the trustee shall deem it necessary to withhold any payments or distributions pending compliance with legal requirements with respect to probate of wills, appointment of a personal representative, payment of or provision for estate or inheritance taxes, or for death duties or otherwise, the trustee shall notify the committee and shall thereafter take no action pending compliance, or pending receipt of the committee's instructions to distribute.

          Orders and directions from the committee need not specify the purpose of the payment so ordered, and the trustee is not responsible in any way respecting the purpose or propriety of such payments or for the administration of the plan. The trustee shall not be responsible in any respect for the adequacy of the fund to meet or discharge any payments or liabilities under the plan; and payments shall be limited to amounts available in the fund.

          Any order or direction from the committee shall constitute a certification to the trustee that the action directed is one which is in conformity with the provisions of the plan and of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"). To the extent permitted by law, the trustee shall not be liable for any action taken (especially any payment made from the fund) at the direction of the committee or for any failure to act, if such action can under the terms of the trust be taken only after receipt from the committee of specific directions or for failure to act pending receipt of directions from the committee when direction is required or is requested in writing by the trustee.

          Section 5.2.  Withholding of Taxes.  The trustee may withhold, or
          -----------   --------------------
require the withholding, from any distribution which it is directed to make such sum as the trustee may reasonably estimate is necessary to cover any taxes for which the trustee may be liable, which are, or may be, assessed with regard to such distribution. Upon discharge or settlement of such tax liability the trustee shall distribute the balance of such sum, if any, to the distributee from whose distribution it was withheld, or if such distributee is then decreased, to such other person as the committee shall direct. Prior to making any distribution hereunder the trustee may require such releases or other documents from any taxing authority, or may require such indemnity and surety bond, as the trustee shall reasonably deem necessary for its protection.

          Section 5.3.  Interests Non-Assignable.  Except in respect of loans
          -----------   ------------------------
made to the participant, no right or interest of any participant or distributee to receive distributions from the fund shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, or bankruptcy, but excluding devolution by death or mental incompetency, and no right or interest of any participant or distributee to receive distributions from the fund shall be liable for, or subject to, any obligation or liability of such participant or distributee, including claims for alimony or the support of any spouse, except to the extent provided in Section 13.2(b) of the plan.

                                   ARTICLE 6
                                   ---------

                              INVESTMENT OF FUND
                              ------------------

          Section 6.1.  Investments Authorized.  Except as otherwise in the
          -----------   ----------------------
trust provided, the net income of the fund shall be accumulated, added to the principal of the fund and invested and reinvested therewith as a single fund. Subject to the provisions of Section 6.2 and this Section 6.1, the trustee is authorized to invest the fund in such preferred or common stocks, bonds, notes, and debentures (including convertible stocks and securities), mortgages, equipment trust certificates, investment trust certificates, shares of investment companies and mutual funds, interests in partnerships and trusts, insurance policies or contracts, certificates of deposit and savings accounts which bear a reasonable rate of interest, including, if the trustee is a bank, certificates and accounts issued by or with the trustee's banking department, or in such other property, real or personal, either within or without the United States, as the trustee may deem to be in the interest of the participants and beneficiaries of the plan; provided, however, that no investment may be made in either employer securities (whether or not such securities are qualifying employer securities) or employer real property (whether or not such property is qualifying employer real property), as such terms are defined for purposes of Section 407 of ERISA, except to the extent allowable under ERISA. The trustee shall diversify the investments of the fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. The trustee in its discretion may hold any portion of the fund in cash pending investment or payment of expenses or distribution of benefits, without liability for interest.

          The trustee shall invest in an insurance investment contract upon, and only in accordance with, a written direction from the committee to enter into a specific insurance investment contract, or more than one such contract, with an insurance company, or more than one such company. The responsibility of the trustee for each such contract thereafter shall be limited to the custody thereof and to following the committee's directions with respect thereto, which directions may be continuing directions, including directions as the withdrawals to be made thereafter. The trustee, in no event shall be responsible for determining, or giving advice with respect to, the advisability or propriety of entering into any insurance investment contract or of maintaining or terminating any such contract. Each direction from the committee to the trustee regarding an insurance investment contract shall be made in writing, and the trustee shall only take action, including action related to the enforcement of any right thereunder, with respect to an insurance investment contract upon and in accordance with the direction from the committee. Each deposit from the fund to an insurance company shall be made only upon an instruction, which may be a continuing instruction, from the committee. The Company shall indemnify the trustee for any liability, loss, expenses, assessment or other cost of any kind or description whatsoever, including legal fees and expenses, which arise on account of any insurance investment contract held by the trustee in the fund providing such cost is not attributable to the trustee's own negligence, willful misconduct or lack of good faith in performing its sole duties as custodian of such contract and further provided the Company is given prompt written notice of any claim and the opportunity to defend or settle it by counsel of its choice.

          For purpose of this Section and any other Section of the trust, the fair market value of any investment contract issued by an insurance company which is held in the fund shall be determined by the trustee according to such valuation method as is directed in writing by the committee.

          The committee may direct the Trustee to establish separate investment funds which shall be managed and invested in accordance such general purposes as the committee shall direct. Transfers among the investment funds may only be made at such time or times as the committee shall direct.

          Section 6.2.  Limitations on Investment Authority of Trustee.  The
          -----------   -------------------------------------- -------
Company may from time to time direct the trustee to segregate all or a portion of the funds in a separate investment account or accounts and may appoint any person or persons, partnership or corporation as an investment adviser to the trustee who will act as an investment manager within the meaning of Section 3(38) of ERISA with respect to such account. Upon receipt of written notice from the Company of the appointment of such an investment adviser, the trustee shall thereafter invest and reinvest the portion of the fund allocated to such account as such investment adviser shall direct in writing. It shall be the duty of the trustee to act strictly in accordance with any direction given by such an investment adviser pursuant to this Section. The trustee shall be under no duty to question any such direction, to review any securities or other property held in the fund pursuant to any such direction, or to make suggestions to any such investment adviser with respect to the exercise or non-exercise of its powers with respect to the investment and reinvestment of the fund. The trustee shall be under no liability for any loss of any kind which may result by reason of any action taken by it in accordance with any direction of any such investment adviser pursuant to this section, or by reason of the trustee's failure to take any investment action in the absence of directions from any such investment adviser.


                                   ARTICLE 7
                                   ---------

                         POWERS AND RIGHTS OF TRUSTEE
                         ----------------------------

          Section 7.1.  Trustee's Powers.  Subject to and consistent with the
          -----------   ----------------
provisions of Article 6, the trustee shall have the following powers, rights and duties in addition to those vested in it elsewhere in the trust or by law:

          (A) to retain, manage, improve, repair, operate and control any asset of the fund;

          (B) to sell, convey, transfer, exchange, partition, grant options with respect to, lease for any term (even though such term extends beyond the duration of this trust or commences in the future), mortgage, pledge, or otherwise deal with or dispose of any asset of the fund in such manner, without advertisement, for such consideration and upon such terms and conditions as the trustee, in its discretion, shall determine;

          (C) to employ such agents and counsel as may be reasonably necessary in collecting, managing, administering, investing, distributing and protecting the fund or the assets thereof and to pay them reasonable compensation;

          (D) to settle, compromise or abandon all claims and demands in favor of or against the fund;

          (E) to vote any corporate stock either in person or by proxy for any purposes; to exercise any conversion privilege, subscription right or any other right or option given to the trustee as the owner of record of any security owned by the fund and to make any payments incidental thereto; to consent to, take any action in connection with, and receive and retain any securities resulting from any reorganization, consolidation, merger, readjustment of the financial structure, sale, lease or other disposition of the assets of any corporation or other organization, the securities of which may be an asset of the fund;

          (F) to organize and incorporate (or participate in the organization or incorporation of), under the laws of any state, a corporation for the purpose of acquiring and holding title to any property which the trustee is authorized to acquire for the fund and to exercise with respect thereto any of the powers, rights and duties it has with respect to other assets of the fund;

          (G) to cause any asset of the fund to be issued, held or registered in the name of its nominee, or in such form that title will pass by delivery, provided the records of the trustee shall indicate the true ownership of such asset ;

          (H) to borrow money, and to secure the same by mortgaging, pledging, or conveying the property of the fund;

          (I) to invest all, or any part, of the assets of the fund in any common, collective or group trust fund which is maintained under Code
     Section 584 or Revenue Ruling 81-100, 1981-1 C.B. 326 or any successor thereto by the trustee or any bank which is a member of an "affiliated group" (as that term is defined in Section 1504 of the Code) with the trustee and such common, collective or group trust automatically shall be incorporated by this reference as part of the trust agreement for the period such investment is made in such common, collective or group trust fund;

          (J)  to make loans to plan participants as directed by the committee;
     and

          (K) to exercise any of the powers and rights of individual owners with respect to any property of the fund and to do all other acts which in its judgment are necessary or desirable for the proper administration of the fund, although such powers, rights, and acts are not specifically enumerated in the trust.

          The trustee shall not be required to make any inventory nor appraisal nor report to any court, nor to secure any order of court for the exercise of any of its powers (as described in this trust agreement and as otherwise provided by law), and the trustee shall not be required to give bond.

          The trustee shall discharge its duties solely in the interest of participants and their beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matter, would use in the conduct of an enterprise of a like character and with like aims.

          Notwithstanding any contrary provision hereof, the trustee may appoint a subsidiary of the trustee to manage (including the power of acquire and dispose of) any assets held by the trustee hereunder, to such extent and upon such terms as the trustee deems best, provided:

          (i) such manager is registered as an investment adviser under the Investment Advisers Act of 1940;

          (ii) such manager acknowledges in writing to the trustee at the time of such appointment that such manager is a fiduciary with respect to the plan;

         (iii) the trustee shall remain responsible for the actions of such investment manager to the same extent as if such actions were performed by the trustee; and

          (iv) no additional fee is charged for such manager's services and such appointment is not prohibited by or in violation of any provision of ERISA.

          Section 7.2.  Advice of Counsel.  The trustee may consult with legal
          -----------   -----------------
counsel, who may be counsel for any participating employer, in respect of any of its rights, duties or obligations hereunder.

          Section 7.3.  Indemnification of Trustee.  The trustee shall be
          -----------   --------------------------
indemnified and saved harmless by the participating employers and the general partner of the Company from and against any and all claims, loss, damages, expenses and liability to which the trustee may be subjected by reason of any act taken or omitted to be done in its official capacity in carrying out any directions of the Company, the participating employers or the committee issued in accordance with this

Agreement, including all expenses reasonably incurred in their defense in case the participating employers fail to provide such defense.

          Section 7.4.  Compensation and Expenses.  The trustee shall be
          -----------   -------------------------
entitled to such reasonable compensation as may be agreed upon from time to time by the participating employers and the trustee. The trustee is authorized and directed to pay from the fund all costs and expenses incurred in administering the plan and the fund, including the fees and expenses of the trustee, the fees of counsel for the trustee and other administrative expenses to the extent such expenses are not paid by the participating employers.

                                   ARTICLE 8
                                   ---------

                      ACCOUNTS AND REPORTS OF THE TRUSTEE
                      -----------------------------------

          Section 8.1.  Records and Accounts of the Trustee.  The trustee shall
          -----------   -----------------------------------
maintain accurate and detailed records and accounts of all transactions of the trust and make them available at all reasonable times for inspection or audit by any person designated by the Company. At the direction of the Company the trustee shall submit to the auditors for the Company and to others designated by the Company such valuations, reports or other information as they may reasonably require.

          Section 8.2.  Accrual Basis for Accounts.  All accounts of the trustee
          -----------   --------------------------
shall be kept on an accrual basis.

          Section 8.3.  Fiscal Year.  The fiscal year of the trust shall be the
          -----------   -----------
same as that of the Company, and if the Company notifies the trustee that the Company has changed its fiscal year, the trustee shall take the necessary steps to change the fiscal year of the trust to correspond therewith.

          Section 8.4.  Reports.  As soon as practicable following the close of
          -----------   -------
each fiscal year of the trust or as of the close of such other accounting period as the Company may from time to time designate, and following the effective date of the removal or resignation of any trustee, the trustee shall file with the Company a written report setting forth all transactions with respect to the fund during the period from the date of its last such account and listing the assets of the fund and the market value thereof as of the close of the period covered by such report.

          Section 8.5.  Approval of Reports.  Upon the receipt by the trustee of
          -----------   -------------------
Company's written approval of any such report, or upon the expiration of six months after delivery of any such, report to the Company, such report (as originally stated if no objection has been theretofore filed by the Company, or as theretofore adjusted pursuant to agreement between the Company and the trustee) shall be deemed to be approved by the Company except as to matters, if any, covered by written objections theretofore delivered to the trustee by the Company regarding which the trustee have not given an explanation or made adjustments satisfactory to the Company, and the trustee shall be released and discharged as to all items, matters and things set forth in such report which are not covered by such written objections as if such report has been settled and allowed by a decree of a court having jurisdiction regarding such report and of the trustee and the participating employers. The trustee, nevertheless, shall have the right to have their accounts and reports settled by judicial proceedings if they so elect, in which event the Company and the trustee shall be the only necessary parties (although the trustee may also join such other parties as they may deem appropriate).


                                   ARTICLE 9
                                   ---------

              REMOVAL, RESIGNATION AND SUCCESSION OF THE TRUSTEE
              --------------------------------------------------

          Section 9.1.  Removal.  The Company, by resolution of its board of
          -----------   -------
directors or by resolution of the board of directors of its general partner, if applicable, may remove any trustee at any time, such removal to take effect upon the effective date of the appointment of a successor trustee as hereinafter provided.

          Section 9.2.  Resignation.  Any trustee may resign by delivering to
          -----------   -----------
the Company a written resignation to take effect upon the 60th day after the delivery thereof to the Company or upon such earlier date as may be acceptable to the Company.

          Section 9.3.  Appointment, Qualifications and Powers of Successor
          -----------   ---------------------------------------------------
Trustee.  The Company may appoint additional or successor trustees at any time
- -------
by resolution of its board of directors or of the board of directors of its general partner, if applicable, such appointment to become effective upon the delivery to any trustee then in office and to any removed or resigning trustee of a copy of such resolution certified by an officer of the Company and upon written acceptance of the trust by the additional or successor trustee so appointed. Each additional or successor trustee shall have all the rights, powers, title, discretions, duties and immunities given to, or acquired by, the original trustees. The legal title to the assets of the fund shall be and remain vested in the trustee from time to time acting hereunder without any transfer or conveyance to, by, or from any succeeding or retiring trustee. No successor trustee shall be liable for the acts or omissions of any prior trustee or be obliged to examine the accounts, words, acts or omissions of any prior trustee.

          Section 9.4.  Changes in organization of Corporate Trustee.  In the
          -----------   --------------------------------------------
event that any corporate trustee at any time acting hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all of its assets and business to, another corporation, state or federal, the corporation resulting from such conversion, merger or consolidation, or the corporation to which such sale or transfer shall be made, shall thereupon become and be a trustee of the trust with the same effect as though specifically so named.

                                  ARTICLE 10
                                  ----------

                           AMENDMENT OR TERMINATION
                           ------------------------

          Section 10.1.  Authority to Amend or Terminate.  Subject to the
          ------------   -------------------------------
provisions of Section 10.4, the Company shall have the right at any time and from time to time to amend the trust in any manner, in whole or in part, or to terminate the trust, provided that no amendment which changes the duties or liabilities of the trustee shall be made without its written consent.

          Section 10.2.  Method of Making Amendment.  Each amendment of the
          ------------   --------------------------
trust shall be made by delivery to the trustee of a written instrument setting forth such amendment duly executed by the Company, together with a certified copy of a resolution of the board of directors of the Company, or of the board of directors of the general partner of the Company, if applicable, authorizing the execution of such written instrument. Such written instrument (with the consent of the trustee endorsed thereon, if their duties or liabilities are changed thereby) shall constitute the instrument of amendment.

          Section 10.3.  Termination of Trust.  Termination of the trust shall
          ------------   --------------------
be effected by resolution of the board of directors of the Company or of its general partner if applicable. Written notice of such termination, together with a certified copy of such resolution, shall be delivered to the trustee, and the trustee shall dispose of the fund in the manner directed in writing by the Company or, in the absence of directions from the Company, in such manner as may be directed by a judgment or decree of a court of competent jurisdiction. The powers of the trustee hereunder shall continue as long as any assets of the fund shall remain in their hands.

          Section 10.4.  Diversion of Fund Prohibited.  Subject only to the
          ------------   ----------------------------
provisions of the second paragraph of Section 4.8 and the second paragraph of
Section 15.3 of the plan, at no time (either by operation, amendment or termination of the plan or trust, or otherwise) shall any part of the fund (other than such part as is required to pay taxes and administration expenses) be used for, or diverted to, purposes other than for the exclusive benefit of employees of the participating employers or their beneficiaries.

                                  ARTICLE 11
                                  ----------

                          CONTINUANCE BY A SUCCESSOR
                          --------------------------

          In the event that any participating employer shall be reorganized by way of merger, consolidation, transfer of assets or otherwise, so that another corporation or other entity other than a participating employer shall succeed to all or substantially all of such participating employer's business, such successor corporation or entity may be substituted for such participating employer as a party to the trust by executing an appropriate supplemental agreement with the trustee.

                                   ARTICLE 12
                                   ----------

                            PARTICIPATING EMPLOYERS
                            -----------------------

          Section 12.1.  Participating Employers Become Parties to Trust.  Any
          ------------   -----------------------------------------------
corporation or other entity which shall adopt the plan pursuant to Section 11.1 thereof shall become a party to the trust by filing with the Company and the trustee a duly executed instrument in the form hereto annexed as "Exhibit A." Moneys thereafter remitted to the trustee by or on behalf of such participating employer and its employees and the income therefrom shall be held by the trustee as a part of the fund.

          Section 12.2.  Company Appointed Agent by Participating Employers.
          ------------   --------------------------------------------------
Each participating employer which shall become a party to the trust pursuant to
Article 11 or Section 12.1 by so doing shall be deemed to have appointed the Company its agent to exercise on its behalf all of the powers and authorities hereby conferred upon the Company by the terms of the trust including, but not by way of limitation, the power to amend or terminate the trust. The authority of the Company to act as such agent shall continue unless and until the portion of the trust held for the benefit of employees of the particular participating employer and their beneficiaries is set aside in a separate trust as provided in section 12.3.

          Section 12.3.  Separation of Fund.  Each participating employer
          ------------   ------------------
reserves the right to cause the trustee to set aside from the fund such portion of the fund as the Company shall determine to be held for the benefit of the employees of such participating employer (such participating employer being hereinafter referred to as the "withdrawing employer") and their beneficiaries under the plan. Any portion which is so segregated shall thereafter constitute a separate trust fund and shall be held upon a separate trust identical to that hereby established, except that with respect thereto this agreement shall be construed as if the withdrawing employer were the only participating employer named herein. Thereafter with respect to such separate trust fund all powers and authority herein conferred upon the Company shall devolve upon the withdrawing employer. Upon the request of a withdrawing employer, the Company shall give written directions to the trustee with respect to such segregation, a copy of which shall be given to each participating employer which shall then be a party to this trust. Such directions shall specify not only the amount to be segregated, but the particular assets of the fund which shall be used to constitute such separate trust fund. The trustee shall follow such directions of the Company which shall constitute a conclusive determination that the amount and the assets so segregated represent the share which should be held upon a separate trust for the benefit of the employees of the withdrawing employer and their beneficiaries under the plan, unless one or more of the participating employers shall file with the trustee and the Company a written protest within 30 days after such directions are given to the trustee.

                                  ARTICLE 13
                                  ----------

                       CONTROLLING LAW AND LEGAL ACTIONS
                       ---------------------------------

          Section 13.1.  Controlling Law.  To the extent not preempted by ERISA,
          ------------   ---------------
the trust shall be construed, enforced and administered according to Georgia law.

          Section 13.2.  Legal Actions.  The Company shall have the authority to
          ------------   -------------
enforce the trust on behalf of any and all persons having or claiming any interest in the fund. In any legal action or equitable proceeding pertaining to the trust or the fund or any interest therein or the administration thereof, or for instructions to the trustee, the Company and the trustee shall be the only necessary parties.

                                  ARTICLE 14
                                  ----------

                                 MISCELLANEOUS
                                 -------------

          Section 14.1.  Protection of Persons Dealing with Trustee.  No person
          ------------   ------------------------------------------
dealing with the trustee shall be required or entitled to see to the application of any money paid or property delivered to the trustee, or to determine whether or not the trustee is acting pursuant to authority granted to it hereunder or to authorizations or directions herein required.

          Section 14.2.  Tax Exemption of Trust.  The trust is hereby designated
          ------------   ----------------------
as constituting a part of a plan intended to qualify and to be tax exempt under
Section 401(a) and Section 501(a) of the Internal Revenue Code of 1986, as amended from time to time. Until advised otherwise, the trustee may conclusively assume that the trust is tax exempt.

          Section 14.3.  No Interest in Participating Employer Given by Trust.
          ------------   ----------------------------------------------------
Neither the creation of the trust nor anything contained in the trust shall be construed as giving any person or employee of any participating employer any equity or interest in the assets, business, or affairs of any participating employer or any right to continue in the employ of any participating employer.

          Section 14.4.  Gender and Plurals.  In the trust, words in the
          ------------   ------------------
masculine gender shall include masculine or feminine gender, and, unless the context otherwise requires, words in the singular shall include the plural, and words in the plural shall include the singular.

                                  ARTICLE 15
                                  ----------

                                   EXECUTION
                                   ---------

          The trust may be executed in any number of counterparts, each of which shall be considered an original, and no other counterpart need be produced.

          IN WITNESS WHEREOF, the Field/Muzak, Inc, a Delaware corporation, as general partner of the Company, has caused this instrument to be signed and its corporate seal hereto affixed by its authorized officers, and the trustee, to evidence its acceptance of the trust and its agreement to perform the duties given or required of it by the trust, has caused the trust to be signed and its corporate seal hereto affixed by its authorized officers, all as of the 1st day of January, 1992.


                                      FIELD/MUZAK, INC.
                                      as General Partner of
                                      Muzak Limited Partnership



                                      By: [SIGNATURE ILLEGIBLE]
(Corporate Seal)                         ----------------------------------
                                      Title:   PRESIDENT
                                            -------------------------------


ATTEST:


/s/ Thomas M. Schroeder
- -------------------------
     Secretary

                              TRUST COMPANY BANK,
                              Atlanta, Georgia


                              By:  [SIGNATURE ILLEGIBLE]
                                 ------------------------------
                              Title: Vice President
                                    ---------------------------



(Corporate Seal)


Attest:

[SIGNATURE ILLEGIBLE]
- ----------------------------